EXHIBIT 10.1
                                     FORM OF

                        MINUTES OF SPECIAL BOARD MEETING
                               ROYAL FINANCE, INC.
                                NOVEMBER 14, 2001

A meeting of the Board of Directors being called, and in attendance the following:

         Douglas Meyers, Chairman
         Martin Bolodian, President
         Leon Wilde, CFO
         Lisa Wilde, Secretary

Constituting a quorum: the meeting was called to order at 1:45 PM EST, and the following issue of business was presented and acted upon:

MOTION: To authorize the board to issue S-8 to the following individuals:

Douglas Meyers, 10,000 Shares

Martin Bolodian, 10,000 Shares

Lisa Wilde, 10,000 Shares

Leon P. Wilde, 10,000 Shares

Lydia O. Salas, 4,500 Shares

Richard P. Greene, 10,000 Shares

VOTE: MOTION ACCEPTED UNANIMOUSLY

The meeting was then adjourned upon unanimous motion with no further business.

By: /s/ Douglas Meyers                      By: /s/ Lisa Wilde
---------------------------                 --------------------------
   Douglas Meyers, CEO                         Lisa Wilde, Secretary